UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 27, 2019

Avangrid, Inc.

(Exact name of registrant as specified in its charter)

New York	001-37660	14-1798693
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

180 Marsh Hill Road Orange, Connecticut		06477
(Address of principal executive offices)		(Zip Code)

(207) 629-1200

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	AGR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

The annual meeting (the “Annual Meeting”) of the shareholders of Avangrid, Inc. (the “Corporation”) was held on June 27, 2019. The record date for the Annual Meeting was April 29, 2019, and as of the record date the Corporation had 309,491,082 shares of common stock outstanding and entitled to vote. At the Annual Meeting, 304,465,082 shares of common stock were represented in person or by proxy.

The final results of voting on each of the matters submitted to a vote of security holders at the Annual Meeting are as follows:

Proposal 1 — Election of Directors. Each of the director nominees was elected to serve until the next annual meeting of shareholders, and until their successors are duly elected and qualified, by the votes set forth below:

Nominee	For	Against	Abstain	Broker Non-Votes
Ignacio Sánchez Galán	276,612,235	20,036,434	0	7,816,500
John Baldacci	286,950,266	9,698,493	0	7,816,500
Robert Duffy	295,917,385	731,284	0	7,816,500
Carol Folt	295,519,748	1,128,921	0	7,816,500
Teresa Herbert	295,927,665	721,004	0	7,816,500
Patricia Jacobs	295,924,705	723,964	0	7,816,500
John Lahey	285,796,243	10,852,426	0	7,816,500
Santiago Martinez Garrido	286,849,275	9,799,394	0	7,816,500
Juan Carlos Rebollo Liceaga	286,848,472	9,800,197	0	7,816,500
Sonsoles Rubio Reinoso	286,371,896	10,276,773	0	7,816,500
José Sáinz Armada	286,879,299	9,769,370	0	7,816,500
Alan D. Solomont	295,817,983	830,686	0	7,816,500
Elizabeth Timm	295,833,832	814,837	0	7,816,500
James P. Torgerson	287,673,616	8,975,053	0	7,816,500

Proposal 2 — Ratification of Independent Auditors. The selection of KPMG US, LLP as the Corporation’s independent registered public accounting firm for the fiscal year ending December 31, 2019, was ratified, by the votes set forth below:

For	Against	Abstain	Broker Non-Votes
304,164,662	209,945	90,562	0

Proposal 3 — Advisory Vote on Executive Compensation. The compensation of the Corporation’s named executive officers was approved, on a non-binding, advisory basis, by the votes set forth below:

For	Against	Abstain	Broker Non-Votes
293,688,794	2,728,604	231,271	7,816,500

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVANGRID, INC.

By:	/s/ R. Scott Mahoney
Name:	R. Scott Mahoney
Title:	Senior Vice President – General Counsel and Secretary

Dated: June 27, 2019

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